UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2019 (July 9, 2019)
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona 85254	(480) 998-3478	www.htareit.com
(Address of Principal Executive Offices and Zip Code)	(Registrant’s telephone number, including area code)	(Internet Address)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On July 9, 2019, Healthcare Trust of America, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) for the purpose of acting on the following three proposals properly brought before the meeting:
(1) the election of nine director nominees listed below, each to hold office until the 2020 Annual Meeting and until his or her successor is duly elected and qualifies;
(2) to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and
(3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
Election of Directors
At the Annual Meeting, the Company’s stockholders elected all the director nominees identified below to serve until the Annual Meeting in 2020 and until their successors are duly elected and qualified. Set forth below are the final voting tallies from the Annual Meeting relating to such election of director nominees:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
Scott D. Peters	158,014,848	4,203,293	5,033,535	18,416,320	97%
W. Bradley Blair, II	124,612,261	42,449,682	189,733	18,416,320	75%
Vicki U. Booth	125,480,390	41,599,589	171,697	18,416,320	75%
Maurice J. DeWald	124,607,919	42,457,617	186,140	18,416,320	75%
Warren D. Fix	162,299,458	4,761,706	190,512	18,416,320	97%
Peter N. Foss	117,863,855	48,386,386	1,001,435	18,416,320	71%
Daniel S. Henson	165,985,065	1,081,941	184,670	18,416,320	99%
Larry L. Mathis	124,558,141	42,505,283	188,252	18,416,320	75%
Gary T. Wescombe	162,517,963	4,544,246	189,467	18,416,320	97%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Advisory Vote to Approve the Compensation of our Named Executive Officers
At the Annual Meeting, the Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Set forth below are the final voting tallies from the Annual Meeting relating to such advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
153,799,416	13,094,332	357,928	18,416,320	92%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Ratification of Auditors
At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touch LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Set forth below are the final voting tallies from the Annual Meeting relating to such auditor ratification:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
182,452,554	2,913,539	301,903	—	98%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: July 9, 2019	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman